                                                            Exhibit 10.5



                             SHINSUNG ENG CO., LTD.




                                  US$10,855,000

                           ZERO COUPON BONDS DUE 2010
                                  WITH WARRANTS
                        TO SUBSCRIBE FOR COMMON SHARES OF
                             SHINSUNG ENG CO., LTD.




                          -----------------------------

                             SUBSCRIPTION AGREEMENT

                          -----------------------------













                          Dated as of November 30, 2000



                              Hwang Mok Park & Jin
                                  Seoul, Korea

                             SUBSCRIPTION AGREEMENT


THIS SUBSCRIPTIN AGREEMENT (the "Agreement") is entered into this 30th day of November 2000 by and between

(1) SHINSUNG ENG CO., LTD., a corporation organized and existing under the laws of the Republic of Korea ("Korea"), having its registered head office at 824-4, Wonsi-dong, Ansan-si, Kyonggi-do, Korea (the "Issuer"); and

(2) PRI AUTOMATION INC., a corporation organized and existing under the laws of the State of Massachusetts, U.S.A., having its registered office at 805, Middlesex Turnpike, Billerica, MA 01821, U.S.A. (the "Purchaser").


                                   WITNESSETH:


WHEREAS, the Issuer has duly authorized the issue of US$10,855,000 in aggregate principal amount of its Zero Coupon Bonds due 2010 (the "Bonds") with warrants (the "Warrants") to subscribe for the common shares, par value Five Hundred Korean Won (500 Won) each (the "Common Shares") of the Issuer by way of a private placement;

WHEREAS, the Bonds will be issued substantially in accordance with the Terms and Conditions of the Bonds attached hereto as Exhibit A (the "Terms and Conditions of the Bonds") and the Warrants will be issued substantially in accordance with the Terms and Conditions of the Warrants attached hereto as Exhibit B (the "Terms and Conditions of the Warrants"). Each Warrant will entitle the holder thereof to subscribe for the Won equivalent of US$5,000 for the Common Shares; and

WHEREAS, certain capitalized terms shall have the same meaning ascribed thereto in the Terms and Conditions of the Bonds or the Terms and Conditions of the Warrants, as the case may be.

NOW THEREFORE, the Issuer and the Purchaser agree as follows:


1.   SUBSCRIPTION

     Subject to the terms and conditions of this Agreement, the Issuer agrees to issue the Bonds and the Warrants to the Purchaser and the Purchaser agrees to subscribe and pay for the Bonds and the Warrants on the Closing Date (as defined below) at a subscription price of 100 per cent. of the principal amount of the Bonds (the "Subscription Price").


2.   CLOSING


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          (1)  The Subscription Price in respect of the Bonds with Warrants will be paid by the Purchaser to the Issuer at 11:00 a.m. (Seoul time) on December 6, 2000 or on such other date as may be agreed between the Issuer and the Purchaser (the "Closing Date") against delivery of duly executed certificates representing the Bonds and the Warrants in the forms of Exhibit A and Exhibit B hereto, respectively; provided that each of the conditions in Section 6 hereof have been satisfied prior to such date or are to be satisfied concurrently with the closing of the transactions contemplated hereunder (the "Closing"). Payment of the Subscription Price shall be made or caused to be made by the Purchaser by delivery of immediately available funds to such bank account as the Issuer shall designate in writing.

          (2) If at the Closing the Issuer shall fail to deliver the Bonds with Warrants to the Purchaser as provided in Section 2(1) hereof, or if any of the conditions specified in Section 6 hereof shall not have been fulfilled to the satisfaction of the Purchaser, the Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights the Purchaser may have by reason of such failure or such non-fulfillment.


3.   EXPENSES

         The Issuer shall bear and pay all costs and expenses incurred or to be incurred in connection with the issue of the Bonds and the Warrants, including the legal fees and expenses, the costs and expenses incurred in connection with the printing, checking and initial delivery of the Bonds and the Warrants, the printing and production of this Agreement and all other documents connected with the issue and distribution of the Bonds and the Warrants and the listing of the Common Shares and the costs in connection with the maintenance of such listing and all expenses incidental thereto.


4.   REPRESENTATIONS AND WARRANTIES BY THE ISSUER.

     The Issuer represents and warrants that the following are true and accurate as of the date hereof and will be true and accurate in all material respects as of the Closing Date except as otherwise provided herein.

     (1) VALID EXISTENCE. The Issuer is duly incorporated and validly existing under Korean law with power to own its assets and to conduct its businesses in the manner presently conducted.

     (2) AUTHORIZATION. The Issuer has full power and authority to enter into and perform its obligations under this Agreement. This Agreement (including the Terms and Conditions of the Bonds and the Terms and Conditions of the Warrants) has been duly authorized, executed and delivered by the Issuer after taking all required corporate actions including approval by its board of directors and (assuming due authorization, execution and delivery thereof by the Purchaser) constitutes valid and legally binding obligations of the Issuer enforceable in accordance with their respective terms subject to the laws of bankruptcy and other laws affecting the rights of creditors generally.

     (3) CAPITALIZATION. The number of authorized shares of the Issuer is 41,600,000 shares with a par value per share of 500 Won (of which up to 840,000 shares may be non-voting preferred shares). As of the date of this Agreement, 25,221,400 common shares have been fully paid, issued and outstanding, but any non-voting preferred shares have not been issued. There are no outstanding securities convertible into, or exchangeable for, or warrants, rights or options to purchase from the Issuer, or obligations of the Issuer to issue, Common Shares, except for the (i) 9,300,000,000 Won Bonds due 2039 with Warrants, and (ii) stock options granted to certain officers and employees of the Issuer in March 1999 and March 2000.

     (4) BOOKS AND RECORDS. The Issuer's minute books and accounting and other corporate records have been kept properly and consistently pursuant to the generally accepted Korean accounting principles, are up-to-date and contain complete and accurate details in all material respects regarding the transactions entered into by the Issuer.

     (5) NO DEFAULT OR VIOLATION. The execution and delivery of this Agreement, the issuance of the Bonds and the Warrants and the exercise of the Warrants will not infringe and will not be contrary to any law or regulation of any Korean governmental or regulatory body and will not result in any breach of the terms of the Articles of Incorporation of the Issuer or constitute a default under any deed, agreement, mortgage or other instrument to which the Issuer is a party. The Issuer is not in material breach of or in material default under any law, agreement, license, certificate or authorization which is binding upon or affects any of its assets or revenues or the operation of its business and no circumstance has arisen such that any person is now entitled to require payment of any material indebtedness of the Issuer by reason of default.

     (6) CERTIFICATES AND AUTHORITIES. The Issuer possesses such certificates, authorities or permits issued by the appropriate national, provincial, municipal or local regulatory agencies or bodies that are material to the business now operated by it, and the Issuer has not received any oral or written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that is material to the business now operated by it.

     (7) NO WINDING-UP OR DISSOLUTION. The Issuer has not taken any action, nor have any steps been taken, or legal, legislative or administrative proceedings been started to wind up, dissolve, or eliminate the Issuer.

     (8) FINANCIAL STATEMENTS. The audited and consolidated (if available) financial statements of the Issuer as of December 31, 1999, copies of which have been delivered to the Purchaser, have been prepared on a basis consistent with that of the previous financial year in accordance with generally accepted Korean


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          accounting principles and practices, including all applicable statements of standard accounting practice generally accepted in Korea, and fairly represent the financial data of the Issuer.

     (9) GOOD AND MARKETABLE TITLE TO THE BONDS AND THE WARRANTS. The Bonds with Warrants have been duly and validly authorized for issuance by the Issuer and upon issuance and delivery of the Bonds and the Warrants against payment therefor by the Purchaser, the Purchaser shall have good and marketable title to the Bonds and the Warrants; and the issuance of the Bonds and the Warrants in accordance with the Terms and Conditions of the Bonds and the Terms and Conditions of the Warrants, respectively, shall not be subject to preemptive or other similar rights of any security holder of the Issuer.

     (10) AUTHORIZATION OF THE COMMON SHARES. Upon issuance and delivery of the Warrants in accordance with this Agreement, the Warrants will be exercisable at the option of the holders thereof for Common Shares in accordance with the Terms and Conditions of the Warrants; the Issuer has available, free from preemptive rights and a third party interest (however arising), out of its authorized but unissued Common Shares, such number of Common Shares as would be required to be issued upon exercise of the Warrants.

     (11) ABSENCE OF PROCEEDINGS. The Issuer is not involved in any litigation, arbitration or administrative proceedings, and the Issuer is not aware of any pending or threatened litigation, arbitration or administrative proceedings, relating to claims or amounts which are material in the context of the issue of the Bonds and the Warrants by the Issuer.

     (12) TAXES. The Issuer has duly, timely, correctly and properly filed all tax returns required to be filed by it and has paid all taxes and duties that are due and payable, other than those disclosed in writing. It has paid all assessments and reassessments and all other taxes, governmental charges, penalties, surcharge interest and fines due and payable by it. There are no actions, suits, proceedings, investigations or claims now threatened or pending against the Issuer in respect of taxes, duties, governmental charges or assessments, nor any matters under discussion with any governmental authority relating to taxes, governmental charge or assessment asserted by any such authority.

     (13) TITLE TO PROPERTIES. The Issuer has good and marketable title to all properties and other assets owned by it, and there are no charges, liens, encumbrances or third party rights, conditions, planning consents, orders, regulations or other restrictions affecting any of such properties and other assets which could or might have a material adverse effect on the issuance of the Bonds with Warrants.

     (14) LISTING OF COMMON SHARES. The Common Shares of the Issuer into which the Warrants are or may be exercisable pursuant to the Terms and Conditions of the Warrants are listed on the Korea Stock Exchange and are freely tradable by any shareholder of the Common Share(s) on the Korea Stock Exchange.


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

     (15) NO MATERIAL ADVERSE CHANGES. Since December 31, 1999:

          (a) there has been no adverse change in the financial condition or prospects, assets or liabilities, or operations of the Issuer, which may have a material impact upon the transactions contemplated hereunder;

          (b)  no cash dividend has been declared or paid by the Issuer;

          (c) the Issuer has not incurred any additional actual or contingent liabilities, nor are any litigations, arbitrations or administrative proceedings now pending which relate to claims or amounts against the Issuer which are or may be material to the issue of the Bonds with Warrants; or

          (d) the Issuer has carried on its business in the ordinary and usual course so as to continue as a going concern and in the same manner as previously carried on and has not entered into any contract or commitment of an unusual or extraordinary nature.

     (16) GOVERNMENT CONSENTS. All consents, authorizations, orders or approvals of the governmental department or other regulatory authorities of or in Korea required by the Issuer for the execution and delivery of this Agreement and the issue and distribution of the Bonds and the Warrants and the performance of the terms of the Bonds and the Warrants (including the issue by the Issuer of the Common Shares on exercise of the Warrants in the manner contemplated by Exhibit B to this Agreement) and this Agreement have been obtained and are in full force and effect, except for (i) a submission to a foreign exchange bank of documents required to verify that the amount being paid conforms to the amount required to be paid under this Agreement and the Terms and Conditions of the Warrants pursuant to the regulations under the Foreign Exchange Transaction Act which will be required at the time of each payment by the Issuer under this Agreement and the Terms and Conditions of the Warrants, (ii) the registration of the issuance of the Bonds with the registry office of the competent Korean court having jurisdiction over the head office of the Issuer within two weeks after the Closing Date, (iii) the registration of the issue of the Common Shares with the competent Korean court having jurisdiction over the Issuer, which will be made after the issue of the Common Shares on exercise of the Warrants, and (iv) the report to the Financial Supervisory Commission of Korea and the Korea Stock Exchange on the exercise of the Warrants, as a result of which not less than one-hundredth (1/100) of the total issued shares of the Issuer are issued per month.

     (17) NO DEFAULT. No event has occurred and is continuing in relation to the Issuer which would constitute (after the issue of the Bonds with Warrants) an event of default under the Terms and Conditions of the Bonds or which, with the giving of notice or the lapse of time or other condition would (after the issue of the Bonds with Warrants) constitute an event of default.


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

5.   UNDERTAKINGS BY THE ISSUER

     The Issuer undertakes and covenants with the Purchaser that: it will

     (1) bear and pay any stamp or other duties or taxes on or in connection with the issue and delivery of the Bonds and Warrants and the execution and delivery of this Agreement and any value added or other such tax payable in connection with the amounts payable or allowed under this Agreement and otherwise in connection with the transactions envisaged by this Agreement.

     (2) not, between the date hereof and the Closing Date (both dates inclusive), take any action or decision which (had the Warrants already been issued) would result in an adjustment to the Subscription Price under the terms of the Warrants.

     (3) indemnify the Purchaser and its directors, officers, employees and controlling persons (each an "Indemnified Person") against any losses, liabilities, costs, claims, actions, damages, expenses or demands which any of them may incur, or which may be made against any of them, as a result of or in relation to any actual or alleged misrepresentation in, or actual or alleged breach of, any of the above representations and warranties by the Issuer, and will reimburse any such person for all costs, charges and expenses which they may pay or incur in connection with investigating, disputing or defending any such action or claim. Each Indemnified Person shall give prompt notice to the Issuer of any action commenced against it in respect of which indemnity may be sought under this Agreement.

     (4) not, between the date hereof and the Closing Date (both dates inclusive), make any public statement or announcement, or communications to the press, on any matter associated with, or disclosing any information in relation to the Bonds and the Warrants without prior written consent of the Purchaser, except that such public statement, announcement or communications required by any laws and regulations shall not be subject to such consent requirement.

     (5) forthwith notify the Purchaser of any material change affecting any of the representations and warranties by the Issuer (set forth in Section
          4) at any time before payment is made to the Issuer on the Closing Date and that it will take those steps which may be reasonably requested by the Purchaser to remedy and/or publicize such material change(s). Upon any material breach of any of the representations and warranties (set forth in Section 4) inaccurate in a material respect coming to the notice of the Purchaser before payment being made to the Issuer on the Closing Date, the Purchaser shall be entitled (but not bound) by notice to the Issuer to elect to treat such breach or change as (except as otherwise specifically provided) releasing and discharging the Purchaser from its obligations under this Agreement.

     (6) will use its best efforts to maintain the listing of the Common Shares into which


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          the Warrants are or may be exercisable pursuant to the Terms and
          Conditions of the Warrants on the Korea Stock Exchange and the free tradability of the Common Shares on the Korea Stock Exchange.


6.   CONDITIONS TO CLOSING

     The obligations of the Purchaser under this Agreement are subject to the fulfillment to the satisfaction of the Purchaser, prior to or at the Closing, of each of the following conditions precedent:

     (1) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Issuer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date).

     (2) PERFORMANCE OF OBLIGATIONS. The Issuer shall have performed all of its obligations under this Agreement to be performed on or before the Closing Date.

     (3) CERTIFICATES. The Issuer shall have delivered to the Purchaser certificates representing the Bonds to be acquired hereunder in the form attached as Schedule 1 to Exhibit A to this Agreement and certificates representing the Warrants to be acquired hereunder in the form attached as Schedule 1 to Exhibit B to this Agreement.

     (4) REGISTER OF BONDHOLDERS AND REGISTER OF WARRANTHOLDERS. The Issuer shall have delivered to the Purchaser a certified copy of the Register of Bondholders (as defined in Condition 1.2 of the Terms and Conditions of the Bonds) and a certified copy of the Register of Warrantholders (as defined in Condition 1.1 of the Terms and Conditions of the Warrants).

     (5) CERTIFICATE OF ISSUER. The Issuer shall have delivered to the Purchaser a certificate of an authorized officer of the Issuer, substantially in the form attached hereto as Exhibit C to this Agreement, dated as of the Closing Date and the documents listed in such a certificate.

     (6) GOVERNMENTAL FILINGS. The Issuer shall have made all filings under all applicable Korean laws and regulations and obtained all consents and approvals necessary to consummate the issuance of the Bonds and the Warrants pursuant to this Agreement in compliance with such laws and shall have made such other filings and obtained all such consents and approvals necessary to consummate the transactions contemplated by the Agreement.


7.   NON WAIVER; OTHER REMEDIES

     Failure of any party to insist upon the strict and punctual performance of any provision


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     hereof shall not constitute waiver of the right to require such performance, nor shall a waiver in one case constitute a waiver with respect to a later case whether of similar nature or otherwise. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.


8.   UNENFORCEABLE TERMS

     In the event any term or provision of this Agreement is for any reason found invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect the validity of any remaining portion, which shall remain in full force and effect as if the invalid portion was never a part of this Agreement when it was executed. If the severance of any such part of this Agreement materially affects any rights and obligations of the parties hereunder, the parties hereto will negotiate in good faith to amend this Agreement in a manner satisfactory to the parties. If there is no agreement on such amendment, any party may, by notice in writing, terminate this Agreement forthwith, but in any event before the Closing Date.


9.   GOVERNING LAW AND JURISDICTION.

     This Agreement shall be governed by, and construed in accordance with, the laws of Korea. Each of the parties hereto irrevocably consents and agrees that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement or the transaction contemplated hereby may be brought in the courts of Korea until all amounts due and to become due in respect of this Agreement have been paid, or until any such legal action, suit or proceeding commenced prior to such payment has been concluded.


10.  TERMINATION

     (1) TERMINATION OF AGREEMENT. This Agreement may be terminated (a) by mutual written agreement of the Purchaser and the Issuer, or (b) by the Purchaser by written notice to the Issuer, if the conditions set forth in Section 6 hereof shall not have been complied with or performed or the Issuer shall have breached any of its representations and warranties, undertakings or agreements contained herein.

     (2) EFFECT OF TERMINATION. In the event that this Agreement shall be terminated pursuant to Section 10(1), all further obligations of the parties hereto under this Agreement shall terminate without further liability or obligation of either party to the other party hereunder, except for the liability of the Issuer in relation to expenses as provided in Section 3 and except for any liability arising before or in elation to such termination.


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

11.  ASSIGNABILITY

     This Agreement and each and every covenant, term and condition hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, devisees and successors, and the rights and obligations hereunder may not be assigned to a third party.


12.  NOTICES

     (1) ADDRESSES. Any notices given hereunder shall be in writing and shall be served by hand or by being sent by facsimile transmission or prepaid post to the following addresses and numbers:

          To the Issuer:            Shinsung Eng Co., Ltd.
                                    824-4, Wonsi-dong, Ansan-si,
                                    Kyonggi-do, Korea

                                    Fax: 82-2-678-6865
                                    Attention: Mr. Sang Kwoon Lee, Manager


          To the Purchaser:         PRI Automation Inc.
                                    805 Middlesex Turnpike, Billerica, MA 01821,
                                    U.S.A.

                                    Fax: 1-978-663-9755
                                    Attention: Mr. Steven A. Berns, Director

     (2) METHOD OF NOTICE. Any such notice shall be deemed to be served at the time of delivery (if delivered by hand), at the time of transmission (if served by facsimile) or on the fifth business day immediately after the date of posting (if served by prepaid post). Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting. Without prejudice to the effectiveness thereof, a notice served by facsimile shall be confirmed promptly in writing delivered by hand or sent by prepaid post.

     (3) PERIOD OF NOTICE. Any party may by seven days' prior written notice served aforesaid change the address or facsimile number for service referred to above.

     (4) LANGUAGE. All notices hereunder shall be made in the English language or shall be accompanied by an English translation thereof certified by an officer of the person giving or making the same as being a true and accurate translation thereof.


13.  LANGUAGE AND COUNTERPARTS

     This Agreement is written in the English language and may be executed in any number of


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

     counterparts, each of which shall be deemed an original all of which taken together shall constitute one instrument. The English language text of this Agreement shall prevail over any translation thereof.









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

IN WITNESS WHEREOF, the Purchaser and the Issuer have caused this Agreement to be duly executed as of the date first written above.




ISSUER


SHINSUNG ENG CO., LTD.



By: /s/ W.K. LEE
    ------------------------
   Name: Wan Keun Lee
   Title: President




PURCHASER


PRI AUTOMATION INC.



By: /s/ MITCHELL G. TYSON
    -----------------------
   Name: Mitchell G. Tyson
   Title: President and CEO

                                                                       EXHIBIT A



                        TERMS AND CONDITIONS OF THE BONDS


The US$10,855,000 Zero Coupon Bonds due 2010 (the "Bonds") of Shinsung Eng Co., Ltd. (the "Issuer") are issued with warrants (the "Warrants") to subscribe for common shares of the Issuer. The issue of the Bonds was authorized by resolutions of the Board of Directors of the Issuer passed on November 30, 2000. The Bonds are constituted by these Terms and Conditions (the "Terms and Conditions") and the Subscription Agreement dated November 30, 2000. Copies of these Terms and Conditions are available for inspection by the Bondholders (as defined hereinbelow) during the normal business hours at the specified office of the Issuer. All Bondholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Terms and Conditions.


1.   STATUS, FORM, DENOMINATION, TITLE, TRANSFER OF BONDS AND ISSUE OF
     CERTIFICATES

1.1. Status

     The Bonds constitute direct and unsubordinated and unsecured obligations of the Issuer and rank pari passu among themselves and (subject as aforesaid and other than any obligations preferred by mandatory provisions of law) with all other present and future direct and unsecured and unsubordinated obligations of the Issuer.

1.2. Form and Denomination

     The Bonds are issued in registered form in the denomination of US$5,000 and integral multiples thereof. The Bondholder may at its discretion exchange a certificate representing the Bonds the form of which is set out in Schedule 1 (the "Certificate") in the denomination of an integral multiple of US$5,000 for certificates in smaller integral multiples thereof at any time thereafter, and the Issuer will issue or cause to be issued such certificates in accordance with Condition 1.5. Each Certificate will have the name


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

     of the Bondholder and an identifying number which will be recorded in the Register of Bondholders (the "Register of Bondholders") to be kept by the Issuer.

1.3. Title

     The holder of any Bond will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person will be liable for so treating the holder. In these Conditions, "Bondholder", (in relation to Bond) "holder" or "Holder(s)" means the person(s) in whose name a Bond is registered in the Register of Bondholders.

1.4. Transfers

     A Bond may be transferred to the transferees by (i) depositing the Certificate issued in respect of that Bond, together with the Form of Transfer (in the form set out in Schedule 2) duly completed and signed, at the specified office of the Issuer as set forth in the Certificate, (ii) the Issuer's delivery of new Certificates to the respective transferee in accordance with Condition 1.5 below, and (iii) the Issuer's registration of such transfer in the Register of Bondholders and recording of the name of the transferee of the Bonds on the relevant new Certificate.

1.5. Delivery of New Certificates

     Each new Certificate to be issued upon the exchange request of the Bondholder or upon a transfer of Bonds in accordance with Condition 1.4 will, within 14 business days of receipt by the Issuer, as the case may be, of the appropriately written request for the exchange or the Form of Transfer together with the relevant Certificate, be mailed by reputable international courier service to the address of such holder of the Bonds appearing on the Register of Bondholders or the address of such transferee of the Bonds appearing in the Form of Transfer, as the case may be. For the purpose of this Condition 1.5, "business day" shall mean a day on which banks are open for business in Seoul. Where only a certain portion of the Bonds in respect of which a Certificate is issued is to be transferred or converted, a new Certificate in respect of the Bonds not so transferred or converted will, within 14 business days of deposit of the Form of Transfer or Conversion


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

     Notice together with the original Certificate, as the case may be, with or to the Issuer, be mailed by reputable international courier service to the address in the Register of Bondholders of such transferring or converting holder of the Bonds.

1.6. Formalities Free of Charge

     The exchange of Certificates and the transfer of Bonds will be effected without charge by or on behalf of the Issuer.

1.7. Closed Periods

     No Bondholder may require the exchange of Certificates or the transfer of a Bond to be registered during the period of fifteen (15) days ending on and including the Principal Record Date (as defined in Condition 2).


2.   PAYMENTS

2.1. Principal and Early Redemption Amounts

     Payments of principal and early redemption amounts in respect of the Bonds will be made by telegraphic transfer to the registered account of the Bondholder shown on the Register of Bondholders at the close of business on the fifteenth day before the due date for the payment of principal or early redemption amount (the "Principal Record Date"). Payments of principal and early redemption amounts will only be made against surrender of the relevant Certificate at the specified office of the Issuer.

2.2. Registered Accounts

     For the purposes of this Condition 2, a Bondholder's "registered account" means the U.S. dollar account maintained by or on behalf of it with an internationally reputable bank in Seoul or, at the Bondholder's discretion, New York, NY, details of which appear on the Register of Bondholders at the close of business on the Principal Record Date.

2.3. Delay in Payment

     Bondholders will not be entitled to any interest or other payment for any delay after the due date in receiving the amount due if the due date is not a business day (and the amount due is received on the next following business day) or if the Bondholder is late in surrendering its Certificate (if required to do so).

2.4. Non-business Days

     If the due date for payment of any amount in respect of any Bond (or any later date on which a Bond could otherwise be presented for payment) is not at any place of payment a business day, then the holder of the relevant Bond shall not be entitled to payment at that place of payment of the amount due until the next following business day at that place of payment and shall not be entitled to any further payment in respect of such delay. In this Condition "business day" means any day on which banks are open for business in the relevant place of payment and (in the case of payment by transfer to a U.S. dollar account as referred to above) on which dealings in foreign currency are carried on both in Seoul and in such place of payment.


3.   REDEMPTION, PURCHASE AND CANCELLATION

3.1. Redemption on the Maturity Date

     Unless previously redeemed or purchased and in each case cancelled as herein provided, the Issuer will redeem the Bonds at their principal amount on December 6, 2010 (the "Maturity Date").

3.2. Purchases

     The Issuer may at any time and from time to time purchase Bonds at any price in the open market or otherwise. Such Bonds may, at the option of the Issuer, be held, resold or canceled.

3.3. Cancellation

     All Bonds which are converted or purchased as provided in paragraph 3.2. above and surrendered to the Issuer for cancellation will forthwith be canceled. All Bonds canceled may not be reissued or resold.


4.   TAXATION

     All payments in respect of the Bonds by the Issuer will be made without deduction of or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Korea or any political subdivision thereof or any authority thereof or therein having power to tax, unless deduction or withholding of such taxes, duties, assessments or governmental charges is compelled by law. In that event, the Issuer will pay such additional amounts as will result (after such deduction or withholding) in the receipt by the Bondholders of the amounts which would otherwise have been receivable (in the absence of such deduction or withholdings) except that no such additional amount shall be payable in respect of any Bond presented for payment:-

     (a) to a holder who is subject to such taxes, duties, assessments or governmental charges in respect of such Bond by reason of his being connected with Korea (or any political subdivision thereof) otherwise than merely by holding the Bond or by the receipt of any payment in respect of any Bond; or

     (b) (if surrender of the relevant Certificate is a condition to payment) where the Certificate in respect of such Bond is surrendered more than 30 days after the relevant date except to the extent that the holder thereof would have been entitled to such additional amount on surrendering the relevant Certificate for payment on the last day of such 30 day period, assuming, whether or not it is in fact the case, such last day to be a business day.

     For this purpose the "relevant date" in relation to any payment means the due date for that payment thereof.

     Reference in these Conditions to principal or redemption amount shall be deemed also to refer to any additional amounts which may be payable under this Condition.

5.   COVENANTS

5.1. Books of Account

     The Issuer will keep proper books, records and other documentation of account and, at any time after the occurrence of an Event of Default, so far as permitted by applicable law, allow each Holder and anyone appointed by such Holder(s) to whom the Issuer has no reasonable objection, access to the books, records and other documentation of account of the Issuer at all reasonable times during normal business hours;

5.2. Notice of Events of Default

     So long as any Bonds are outstanding, the Issuer will notify each Holder in writing immediately on becoming aware of the occurrence of any Event of Default.


6.   EVENTS OF DEFAULT

     If any of the following events occurs and is continuing, the Required Holder(s) may give notice in writing to the Issuer that the Bonds are immediately due and payable:

     (A) a default is made in the payment of any amount due in respect of any of the Bonds, when and as the same ought to be paid in accordance with these Conditions and such default continues for the period of 14 days; or

     (B) a default is made in any material respect by the Issuer in the performance or observance of any covenant, condition or provision contained in the Bonds and on its part to be performed or observed (other than the covenant to pay any amount due in respect of any of the Bonds) and such default continues for the period of 30 days next following the service by the Required Holder(s) on the Issuer of notice requiring such default to be remedied; or

     (C) a resolution is passed or an order of a court of competent jurisdiction is made that the Issuer be wound up or dissolved otherwise than for the purposes of or pursuant to and followed by a consolidation, amalgamation, merger or reconstruction the terms for which shall have previously been notified in writing to the Bondholders; or

     (D) an encumbrancer takes possession or a receiver is appointed for the whole or a material part of the assets or undertaking of the Issuer; or

     (E) a distress, execution or seizure before judgment is levied or enforced upon or sued out against a part of the property of the Issuer which is material in its effect upon the business or operations of the Issuer and is not discharged within 30 days thereof (or such longer period as the Required Holder(s) may consider appropriate in relation to the jurisdiction concerned); or

     (F) the Issuer (i) stops payment (within the meaning of Korean or any other applicable bankruptcy law) or (ii) (otherwise than for the purposes of such a consolidation, amalgamation, merger, reconstruction or voluntary solvent winding-up or dissolution as is referred to in (C) above) ceases or through an official action of the Board of Directors of the Issuer threatens to cease to carry on business; or

     (G) proceedings shall have been initiated against the Issuer under any applicable bankruptcy, composition, reorganization or insolvency law; or

     (H) the Issuer shall initiate or consent to proceedings relating to itself under any applicable bankruptcy, reorganization or insolvency law or make an assignment for the benefit of, or enter into any composition with, its creditors; or

     (I) any event occurs which under the terms of any relevant jurisdiction has analogous effect to any of the events referred to in the foregoing paragraphs (C) through (H).

     Upon the receipt by the Issuer of such notice from the Required Holder(s), all outstanding Bonds will immediately become due and payable at the Early Redemption Amount together with any amount due in respect of the Bonds according to the terms hereof.

     As used in this Condition, "Required Holder(s)" shall mean at any time the holder(s) of the Bonds holding in aggregate of more than 66.66 per cent. in principal amount of the Bonds then outstanding;


7.   CURRENCY INDEMNITY

7.1. Currency of Account and Payment

     U.S. dollar (the "Contractual Currency") is the sole currency of account and payment for all sums payable by the Issuer under or in connection with these Terms and Conditions, including damages.

7.2. Extent of discharge

     An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or of the enforcement of, a judgement or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer or otherwise), by any Holder in respect of any sum expressed to be due to it from the Issuer will only constitute a discharge to the Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

7.3. Indemnity

     If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under these Terms and Conditions, the Issuer will indemnify it against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.


8.   PRESCRIPTION

     Claims in respect of the Bonds will become void unless made within 10 years from the relevant date for payment in respect thereof.

9.   ENFORCEMENT

     At any time after the Bonds shall have become due and repayable, any Holder may, at its discretion and without further notice, take such proceedings against the Issuer as it may think fit to enforce repayment of the Bonds, together with any amount payable in respect of the Bonds to enforce the provisions of these Terms and Conditions.

10.  REPLACEMENT OF CERTIFICATES

     If any of the Certificates are mutilated, defaced, destroyed, stolen or lost, they may be replaced at the specified office of the Issuer upon payment by the claimant of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Certificates must be surrendered before replacements will be issued.


11.  NOTICES

     Any communication under these Terms and Conditions shall be in English and made by reputable express courier service, or by fax. All such communications to a Holder shall be made to the address as set forth with respect to such Holder in the Register of the Bondholders.


12.  GOVERNING LAW AND JURISDICTION

     The Bonds are governed by, and shall be construed, in accordance with the laws of Korea. The Issuer irrevocably consents and agrees that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with these Terms and Conditions or the transaction contemplated hereby may be brought in the courts of Korea until all amounts due and to become due in respect of these Terms and Conditions have been paid, or until any such legal action, suit or proceeding commenced prior to such payment has been concluded.

                                                                      SCHEDULE 1

                          FORM OF CERTIFICATE OF BONDS

         Identifying
         Number:

                             SHINSUNG ENG CO., LTD.
         (INCORPORATED IN THE REPUBLIC OF KOREA WITH LIMITED LIABILITY)

             US$10,855,000 ZERO COUPON BONDS DUE 2010 WITH WARRANTS TO SUBSCRIBE FOR COMMON SHARES OF SHINSUNG ENG CO., LTD.

Principal Amount of Bonds:_______________________
Name of Bondholder: _________________________

The Bonds in respect of which this Certificate is issued, the identifying numbers of which are noted above, are in registered form and form part of the duly authorized issue of Zero Coupon Bonds due 2010 (the "Bonds") of Shinsung Eng Co., Ltd. (the "Issuer") in the aggregate principal amount of US$10,855,000 and constituted by the terms and conditions (the "Terms and Conditions") attached hereto.

The Issuer hereby certifies that _________________________ is, at the date hereof, entered in the Register of Bondholders as the holder of Bonds in the principal amount of US$____________ (___________ United States Dollars). For value received, the Issuer promises to pay the person who appears at the relevant time on this Certificate and on the Register of Bondholders as holder of the Bonds in respect of which this Certificate is issued (the "Holder") (i) the redemption amount which shall become due and repayable in respect of the Bonds and (ii) any other sums payable in respect of such Bonds and otherwise to comply with the Terms and Conditions.

The Certificate is evidence of entitlement only. Title to the Bonds passes only on due registration in the Register of Bondholders, entering the name of the transferee in the newly issued Certificate and delivery of such new Certificate to the transferee, and only the duly registered holder is entitled to payments on Bonds in respect of which the new Certificate is issued.

The Certificate is governed by, and shall be construed in accordance with, the laws of Korea.

Issued as of __________, 2000


SHINSUNG ENG CO., LTD.



------------------------
Name :
Title: Representative Director

                       THE SPECIFIED OFFICE OF THE ISSUER

          8th Floor, Shin Sung Eng Building, #327, Dangsan-dong, 6-ga,
                      Yeongdeungpo-gu, Seoul 150-046, Korea

              (Terms and Conditions of the Bonds will be attached)

                                                                      SCHEDULE 2
                                FORM OF TRANSFER

FOR VALUE RECEIVED the undersigned hereby transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

US$10,855,000 principal amount of the Bonds in respect of which this/these Certificate(s) is/are issued, and all rights in respect thereof.

All payments in respect of the Bonds hereby transferred are to be made (unless otherwise instructed by the transferee) to the following account:

Name of bank:

U.S. dollar account number:

For the account of:

Dated:
Certifying Signature
Name:

--------------
Notes:

               (i) The signature of the persons effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the Issuer may require.
               (ii) This form of transfer should be dated as of the date it is dispatched to the Issuer.

                                                                       EXHIBIT B


                      TERMS AND CONDITIONS OF THE WARRANTS


This warrant is one of a series of warrants (the "Warrants") to subscribe up to Won 12,374,700,000 (being the equivalent of US$10,855,000 at the rate of Won 1,140.00 = US$1.00) for common shares (the "Common Shares") of Shinsung Eng Co., Ltd. (the "Issuer") issued in conjunction with the US$10,855,000 Zero Coupon Bonds due 2010 of the Issuer (the "Bonds"). The issue of the Warrants was authorized by resolutions of the Board of Directors of the Issuer passed on November 30, 2000. The Warrants are constituted by these Terms and Conditions (the "Terms and Conditions") and the Subscription Agreement dated November 30, 2000. Copies of these Terms and Conditions are available for inspection by the Warrantholders (as defined hereinbelow) during the normal business hours at the specified office of the Issuer. All Warrantholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Terms and Conditions.


1.   FORM, DENOMINATION, TITLE, TRANSFER OF WARRANTS AND ISSUE OF CERTIFICATES

1.1. Form and Denomination

     The Warrants are issued in registered form in the denomination of Won 5,700,000 (the "Denominated Amount"), being the equivalent of US$5,000 at the rate of Won 1,140.00 = US$1.00, and integral multiples thereof. The Warrantholder may at its discretion exchange a certificate representing the Warrants the form of which is set out in Schedule 1 (the "Certificate") in the denomination of an integral multiple of Won 5,700,000 for certificates in smaller integral multiples thereof at any time thereafter, and the Issuer will issue or cause to be issued such certificates in accordance with Condition 1.4. Each Certificate will have the name of the Warrantholder and an identifying number which will be recorded in the register of Warrantholders (the "Register of Warrantholders") to be kept by the Issuer.

     1.2. Title

     The holder of any Warrant will (except as otherwise required by law) be treated as its absolute owner for all purposes (whether or not the Issuer shall be in default in respect of it and regardless of any notice of ownership, trust or any interest in it or any writing on, or the theft or loss of, the Certificate issued in respect of it) and no person will be liable for so treating the holder. In these Conditions, "Warrantholder", (in relation to Warrant) "holder" or "Holder(s)" means the person(s) in whose name a Warrant is registered in the Register of Warrantholders.

1.3. Transfers

     A Warrant may be transferred to the transferees by (i) depositing the Certificate issued in respect of that Warrant, together with the Form of Transfer (in the form set out in Schedule 2) duly completed and signed, at the specified office of the Issuer as set forth in the Certificate (ii) the Issuer's delivery of new Certificates to the respective transferee in accordance with Condition 1.4 below and (iii) the Issuer's registration of such transfer in the Register of Warrantholders and recording of the name of the transferee of the Warrants on the relevant new Certificate.

1.4. Delivery of New Certificates

     Each new Certificate to be issued upon the exchange request of the Warrantholder or upon a transfer of Warrants in accordance with Condition
     1.3 will, within 14 business days of receipt by the Issuer, as the case may be, of the appropriately written request for the exchange or the Form of Transfer together with the relevant Certificate, be mailed by reputable international courier service to the address of such holder of the Warrants appearing on the Register of Warrantholders or the address of such transferee of the Warrants appearing in the Form of Transfer, as the case may be. For the purpose of this Condition 1.4, "business day" shall mean a day on which banks are open for business in Seoul. Where only a certain portion of the Warrants in respect of which a Certificate is issued is to be transferred or exercised, a new Certificate in respect of the Warrants not so transferred or exercised will, within 14 business days of deposit of the Form of Transfer or Exercise Notice together with the original Certificate, as the case may be, with or to the Issuer, be mailed by reputable international courier service to the address in the Register of Warrantholders of such transferring or exercising holder of the Warrants.

1.5. Formalities Free of Charge

     The exchange of Certificates and the transfer of Warrants will be effected without charge by or on behalf of the Issuer.

1.6. Closed Periods

     No Warrantholder may require the exchange of Certificates or the transfer of a Warrant to be registered after the Certificate in respect of such Warrant has been deposited for exercise pursuant to Condition 3.


2.   SUBSCRIPTION RIGHT

     (a) The holder for the time being of each Warrant will have the right, by way of exercise of such Warrant (in whole and not in part only), at any time during the Subscription Period (as defined in paragraph (b) below), to subscribe, in the manner set forth in Condition 3 and otherwise upon the terms of and subject to the Conditions set our below, an amount in Won equal to the Denominated Amount for fully-paid Common Shares at a price per Common Share (the "Subscription Price") equal to Won 3,200 or to such adjusted Won amount as, in accordance with Condition 7, is applicable (disregarding any retroactive adjustment not then determined, but without prejudice to the Issuer's obligations in respect thereof) on the Subscription Date (as defined in Condition 3(c)). The number of Common Shares to which the holder of one or more Warrants will be entitled upon exercise of such Warrant(s) will be calculated by dividing (i) the Denominated Amount multiplied by the number of Warrant(s) deposited at the same time by the same Warrantholder (the "Subscription Money") by (ii) the Subscription Price applicable on the Subscription Date, subject as provided in Condition 5 and without prejudice to the Issuer's obligations in respect of any retroactive adjustment of the Subscription Price.

     (b) The Subscription Period means the period commencing on (and including) December 7, 2001 and expiring at the close of banking business in Seoul on November 5, 2010. On the expiry of the Subscription Period, any Warrants, which have not been exercised, will lapse and cease to be valid for any purpose.

3.   PROCEDURE FOR EXERCISE OF WARRANTS

     (a) In order to exercise one or more Warrant(s), the Warrantholders must pay the Subscription Money in the manner mentioned in paragraph (b) below and fulfill the following additional conditions precedent (the "Deposit Conditions"): -

     (i) the deposit of the relevant Certificate(s) at the specified office of the Issuer, together with a notice of exercise in respect thereof (the "Exercise Notice") in duplicate in the form (for the time being current) obtainable from the specified office of the Issuer duly completed and signed by or on behalf of the Warrantholder;

     (ii) the payment of, or the causing to be paid, or the provision for the payment of, all (if any) stamp, issue or registration or other similar taxes or duties arising on exercise of the relevant Warrant(s) in the place in which such Warrant(s) is or are deposited for exercise thereof or in consequence of the delivery of certificates for the Common Shares to be issued on exercise to or to the order of a person other than the exercising Warrantholder; and

     (iii) compliance with any exchange control, fiscal or other laws or regulations applicable to the exercise of such Warrant(s) in such place.

     Once the Deposit Conditions have been fulfilled, neither the relevant Certificate(s) nor the relevant Exercise Notice may be withdrawn from deposit without the consent in writing of the Issuer, but the relevant Warrant(s) shall not be cancelled before the close of banking business in Seoul on the Subscription Date. The day (in the country in which the relevant Warrant(s) is or are deposited for exercise) on which the Deposit Conditions are fulfilled, or (if fulfilled on different days) on which the last of the Deposit Conditions is fulfilled, is referred to in these Terms and Conditions as the "Deposit Date" applicable to such Warrant(s).

     (b) The payment of the Subscription Money in relation to the relevant Warrant(s) must be made by the exercising Warrantholder in Won to the specified office in Seoul of the payment handling bank (the "Payment Handling Bank"), for credit to the Special Account

     (as defined in the relevant Exercise Notice), such payment to be made free and net of any foreign exchange commissions, remittance charges or other deductions and to be accompanied by a payment advice complying with the provisions described below (the "Payment Advice").

     The Payment Advice to the Payment Handling Bank must include the name of the exercising Warrantholder and, in order to enable the Payment Handling Bank to relate the payment received by it to the exercise of particular Warrant(s), identify (by reference to serial numbers) the relevant Warrant(s). If the Payment Advice fails to comply with the above provisions, the Payment Handling Bank may, in its discretion and without liability incurred by itself or the Issuer, refuse to recognize the relevant payment as relating to the exercise of particular Warrant(s) and the exercise of the relevant Warrant(s) may be delayed or frustrated accordingly. If the amount received by the Payment Handling Bank in respect of any exercising Warrantholder's purported payment of the Subscription Money relating to all of the relevant Warrant(s) is less than the full amount of such Subscription Money, the Payment Handling Bank will, provided that such payment has otherwise been made in accordance with the requirements set out above, treat the amounts so received as payment in full of the Subscription Money in respect of as many of such Warrants as the subscription Money so received will cover. In such circumstances (i) exercise of the relevant Warrant(s) will constitute authority to the Payment Handling Bank to select that Warrant or those Warrants in respect of which the Subscription Money is so treated as having been paid and such Warrant(s) shall be treated for all purposes (including for the purposes of Condition 5) as being or having been deposited for exercise separately from those Warrant(s) in respect of which the moneys originally received as aforesaid by the Payment Handling Bank are not treated as payment in full of the relevant Subscription Money, and (ii) the Payment Handling Bank shall be entitled to recover from the exercising Warrantholders such reasonable handling charges and such reasonable out-of-pocket expenses incurred by it as are attributable to the non-receipt by the Payment Handling Bank of the full amount of the Subscription Money originally payable and to the extra work involved in receiving and applying any subsequent payment of the deficiency.

     If the Payment Handling Bank considers, in its discretion and without liability incurred by itself or the Issuer, that no payment has been made with regard to the exercise of particular Warrant(s) within 14 days after the deposit of Warrant(s) pursuant to paragraph (a) above, the Issuer shall return, upon receipt of a notice to that effect sent by the Payment Handling

     Bank, such Warrant(s) and the relevant Exercise Notice to the exercising Warrantholder at the risk and expense of such Warrantholder.

     (c) The relevant Warrant(s) shall be treated as exercised at the close of banking business in Seoul on the Subscription Date. The "Subscription Date" means (i) the business day in Seoul (being a day falling within the Subscription Period) immediately following the deposit date, if payment of the relevant Subscription Money (either accompanied by a Payment Advice complying with the requirements mentioned in paragraph (b) above or recognized by the Payment Handling Bank as relating to the exercise of the relevant Warrant(s)) is made before the close of banking business in Seoul on, or has been made before, such business day in Seoul or (ii) if no such payment has been made as aforesaid, the business day in Seoul (being a day falling after the Deposit Date but within the Subscription Period) on which such payment is so made before the close of banking business in Seoul; provided in each case that if such business day in Seoul is not an international banking day in Seoul, the Subscription Date shall be the next succeeding international banking day in Seoul, unless (in the case of (i) above) the said payment of the relevant Subscription Money was made before such business day in Seoul, in which event the Subscription Date shall be such business day in Seoul. For this purpose, "business day in Seoul" means a day on which banks are open for business in Seoul and "international banking day in Seoul" means a business day in Seoul as of which international money transfers are permitted to be settled in accordance with generally recognized Korean banking practice.

     (d) Subscription Money received by the Payment Handling Bank for credit to the Special Account will be transferred out of such account to an account of the Issuer with the specified office or any other office in Seoul of the Payment Handling Bank on the Subscription Date relating to the relevant Warrant(s) in payment of the Common Shares to be issued on such Subscription Date in consequence of the exercise of such Warrant(s). If Subscription Money is paid to the Payment Handling Bank and such payment is not accompanied by a Payment Advice complying with the requirements mentioned in paragraph (b) above and is not recognized by the Payment Handling Bank as relating to the exercise of the relevant Warrant(s) and/or the Deposit Conditions have not then been fulfilled in relation to the exercise of such Warrant(s), such Subscription Money will remain in the Special Account pending compliance with such requirements or recognition of such payment and/or fulfillment of the Deposit Conditions (as the case may be), but at the end of

     14 days after receipt thereof by the Payment Handling Bank, or, if earlier, at the expiry of the Subscription Period (or, if necessary in either case, on the next international banking day in Seoul), will be returned to the person remitting such subscription Money (after deduction of applicable handling and remittance charges and expenses) if the Subscription Date has not then occurred, whereupon the Issuer will, if it is possible to relate the money so returned to any Certificate(s) previously deposited with the Issuer, return such Certificate(s) and the relative Exercise Notice to the exercising Warrantholder at the risk and expense of such Warrantholder. So long as any particular Subscription Money is credited to the Special Account and the relevant Subscription Date has not occurred, it will continue to belong to the exercising Warrantholder but (in a case where the Deposit Conditions have been fulfilled in relation to the exercise of the relevant warrant(s)) may not be withdrawn within the above-mentioned 14-day period unless the Issuer consents in writing to the withdrawal of such Warrant(s) and Exercise Notice. Warrantholders shall not be entitled to interest on any amount held in the Special Account.

     (e) The Common Shares to be issued on exercise of any Warrant(s) shall be deemed to have been issued at the close of banking business on the relevant Subscription Date and the Issuer will deem the exercising Warrantholder to have become the holder of record at the close of banking business in Seoul on the Subscription Date of the number of Common Shares to which the exercising Warrantholder is entitled upon exercise of the relevant Warrant(s) (disregarding any fraction of a Common Share resulting from such exercise, except as mentioned in Condition 5(b), and also disregarding any retroactive adjustment of the Subscription Price pursuant to Condition 7 prior to the time such retroactive adjustment becomes effective, but without prejudice to the Issuer's obligations in respect thereof).

     The Issuer will pay all expenses, including all stamp, issue, registration or other similar taxes or duties (if any) payable in Korea, arising on the issue of Common Shares or the delivery of certificates therefor on exercise of Warrant(s) (other than those taxes and duties required to be paid by the exercising Warrantholder as mentioned in paragraph (a)(ii) above as part of the Deposit Conditions) and all (if any) charges of the Payment Handling Bank in connection therewith.

     (f) The Issuer will, subject to any applicable limitations then imposed by Korean laws and regulations, according to the request made in the relevant Exercise Notice, within 21 days after the Subscription Date, register Korea Security Depository (or its successor organization) as holder of the relevant number of Common Shares in the Issuer's shareholders' register and cause Korea Securities Depository (or its successor organization) to credit such Common Shares to the deposit account of the custodian designated by the exercising Warrantholder in the relevant Exercise Notice, together with any other securities, property or cash (including, without limitation, cash payable pursuant to this Condition) required to be delivered upon exercise and such assignments and other documents (if any) as may be required by law to effect the transfer thereof.

     (g) If the Subscription Date in relation to any Warrant shall be on or after a date with effect from which any adjustment of the Subscription Price takes retroactive effect pursuant to any of the provisions referred to in Condition 6 and the relevant Subscription Date falls on a date when the relevant adjustment has not yet been reflected in the then current Subscription Price, the Issuer will procure that the provisions of this Condition shall be applied, MUTATIS MUTANDIS, to such number of Common Shares as is equal to the excess of the number of Common Shares which would have been required to be issued on exercise of such Warrant if the relevant retroactive adjustment had been given effect as at the said Subscription Date over the number of Common Shares previously issued pursuant to such exercise, and in such event and in respect of such number of Common Shares, references in this Condition to the Subscription Date shall be deemed to refer to the date upon which such retroactive adjustment becomes effective (disregarding the fact that it becomes effective retroactively).

4.   COMMON SHARES ISSUED UPON EXERCISE OF WARRANTS

     All Common Shares issued upon exercise of Warrants shall be fully-paid and non-assessable and shall, subject to the proviso below, entitle the holders thereof to participate in full in all dividends and other distributions paid or made on the Common Shares the record date for which falls on or after the relevant Subscription Date. Any dividend on the Common Shares issued upon exercise of Warrants with respect to the Dividend Accrual Period during or at the end of which the relevant Subscription Date falls shall be paid for the full Dividend Accrual Period as if the Common Shares had been issued at the beginning of such Dividend Accrual Period and such Common Shares will in all other respects rank pari passu with the Common Shares in issue on the relevant Subscription Date (except for any right the record date for which precedes such Subscription Date and any other right excluded by mandatory provisions of applicable law). "Dividend Accrual Period" means an annual period ending on December 31 in any year, provided that, if the Issuer changes its financial year so as to end on a date other than December 31, then the foregoing period shall be deemed to have been amended mutatis mutandis.


5.   FRACTIONS

     (a) No fractions of a Common Share will be issued (except as mentioned blow) on exercise of any Warrant and, subject to the next sentence, no refund will be made to the exercising Warrantholder in respect of that part of the Subscription Money which represents such a fraction (if any); provided that if more than one Warrant is exercised at the same time by the same Warrantholder then, for the purpose of determining the number of Common Shares issuable upon the exercise of such Warrants and whether any (and if so what) fraction of a Common Share arises, the Denominated Amounts of such Warrants will be aggregated. The Issuer will in respect of that part of the Subscription Money which represents such a fraction (if any) upon exercise of such Warrant(s) pay in cash a sum in US dollars equal to such part only if such sum exceeds the equivalent of US$10 calculated by reference to the exchange rate of Won 1,140.00 = US$1.00.

     (b) Notwithstanding the foregoing, in the event of a consolidation or re-classification of Common Shares or non-voting Shares by operation of law or otherwise and of the Issuer being permitted by applicable law then in effect to issue fractions of Common Shares upon exercise of Warrants, the Issuer will upon exercise of Warrants issue such fractions of Common Shares to the extent permitted by such applicable law and will deliver a certificate or certificates therefor (and in addition to the extent, if any, that the Issuer is not permitted by such applicable law to issue fractions of Common Shares, a cash refund will be made in respect of a corresponding amount of Subscription Money, but only if such corresponding amount equals or exceeds the Won equivalent of US$10 calculated by reference to the exchange rate of Won 1,140.00 = U.S.$1.00); provided that if Korean law as then in effect affords to Warrantholders some alternative right or remedy as against the Issuer (whether arising or exercisable before or on or resulting from the exercise of Warrants), any Warrantholder may, by notice in writing to the Issuer, elect to have the benefit of or exercise such right or remedy in lieu of the issue of fractions of Common Shares and to receive the delivery of a certificate or certificates therefor (and the making in addition, if applicable, of a cash refund) as aforesaid.


6.   ADJUSTMENTS TO THE SUBSCRIPTION PRICE

The Subscription Price with respect to the Common Shares shall be subject to adjustment as follows:

6.1. Free Distribution, Sub-division, Consolidation or Reclassification of
     Shares.

     If the Issuer shall make a free distribution of Shares, sub-divide any of its outstanding Shares, consolidate any of its outstanding Shares into a smaller number of Shares, or re-classify any of its Shares into other securities of the Issuer, then the following provisions shall apply:

(1)  Adjustment

     the Subscription Price shall be appropriately adjusted so that the holder of any Warrant, the Subscription Date in respect of which occurs after the coming into effect of the adjustment described in this Condition 6.1, shall be entitled to receive the number of Common Shares and/or other securities of the Issuer which he would have held or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised immediately prior to the happening of such event (or, if the Issuer has fixed a prior Record Date for the determination of shareholders entitled to receive any such free distribution or Shares or other securities issued upon any such sub-division, consolidation or re-classification, immediately prior to such Record Date), but without prejudice to the effect of any other adjustment to the Subscription Price made with effect from the date of the happening of such event (or such Record Date) or any time thereafter; and

(2)  Effective Date of Adjustment

     an adjustment made pursuant to this Condition 6.1 shall become effective immediately on the relevant event referred to above becoming effective or, if a Record Date is fixed therefor, immediately after such Record Date; provided that in case where the relevant event referred to above, under applicable Korean Law, requires to be approved by a general meeting of shareholders of the Issuer or a meeting of the Board of Directors of the Issuer before being legally made, and which is so approved after the Record Date fixed for the determination of shareholders entitled to receive such distribution, such adjustment shall, immediately upon such approval being given by such meeting, become effective retroactively to immediately after such Record Date.

     As used in this Terms and Conditions, the "Shares" means, Common Shares, non-voting shares of the Issuer and shares of any other class or classes resulting from any sub-division, consolidation or re-classification thereof.

     The term "Record Date" means a date fixed by the Articles of Incorporation of the Issuer or otherwise specified by the Issuer for the purpose of determining entitlement to dividends or other distributions to, or rights of, holders of Shares.

6.2. Declaration of Dividends in Shares

     If the Issuer shall declare a dividend in Shares, then the following provisions shall apply:

(1)  Adjustment

     the Subscription Price effective on the date when such dividend is declared (or, if the Issuer has fixed a prior Record Date for the determination of shareholders entitled to receive such dividend, on such Record Date) shall be adjusted in accordance with the following formula:

                      NSP  =  OSP x    N + v
                                    ----------
                                         N + n

             where:

             NSP = the Subscription Price after such adjustment

             OSP = the Subscription Price before such adjustment

             N = the number of Shares outstanding (having regard to Condition 6.13 below) at the time of declaration of such dividend (or at the close of business in Korea on such Record
             Date as the case may be)
             n = the number of Shares to be distributed to the Shareholders as a dividend; and

             v = the number of Shares which the aggregate par value of such Shares to be distributed to the shareholders as a dividend would purchase at the Current Market Price per Share on the date of declaration of such dividend (or, if a prior Record Date has been fixed as aforesaid, such Record Date).

(2)  Effective Date of Adjustment

     an adjustment made pursuant to this Condition 6.2 shall become effective as provided with respect to Condition 6.1(2); provided that if a dividend in Shares must, under applicable Korean law, be submitted for approval to a general meeting of shareholders of the Issuer before being legally paid, and if such approval is given after the Record Date fixed for the determination of shareholders entitled to receive such dividend, such adjustment shall, immediately upon such approval being given by such meeting, become effective retroactively to immediately after such Record Date.

6.3. Concurrent Adjustment Events

     If the Issuer shall declare a dividend in, or make a free distribution of, Shares which dividend or distribution is to be paid or made to shareholders as of a Record Date which is also:

     a) the Record Date for the issue of any rights or warrants which requires an adjustment of the Subscription Price pursuant to Condition 6.4, 6.5 or 6.6 below;

     b) the day immediately before the date of issue of any securities convertible into or exchangeable for Shares which requires an adjustment of the Subscription Price pursuant to Condition 6.8 below;

     c) the day immediately before the date of issue of any Shares which requires an adjustment of the Subscription Price pursuant to Condition
          6.9 below; or

     d) the day immediately before the date of issue of any rights or warrants which requires an adjustment of the Subscription Price pursuant to Condition 6.10 below,

     then (except where such dividend or free distribution gives rise to a retroactive adjustment of the Subscription Price under Condition 6.1 or 6.2) no adjustment of the Subscription Price in respect of such dividend or free distribution shall be made under Condition 6.1 or 6.2, but in lieu thereof an adjustment shall be made under Condition 6.4, 6.5, 6.6, 6.8, 6.9 or 6.10 below (as the case may require) by including in the denominator of the fraction described therein the aggregate number of Shares to be issued pursuant to such dividend or free distribution and, in the case of such dividend, including in the numerator of the fraction described therein the number of Shares which the aggregate par value of Shares to be so distributed would purchase at the Current Market Price per Share (determined in accordance with Condition 6.11).

6.4. Rights Issues to Shareholders

     If the Issuer shall grant, issue or offer to the holders of Shares rights entitling them to subscribe for or purchase Shares:

     (x) at a consideration per Share receivable by the Issuer which is fixed on or prior to the Record Date mentioned below and is less than the Current Market Price per Share at such Record Date; or

     (y) at a consideration per Share receivable by the Issuer which is fixed after the Record Date mentioned below and is less than the Current Market Price per Share on the date the Issuer fixes the said consideration, then the following provisions shall apply:

     (1)  Adjustment

          the Subscription Price in effect (in a case within (x) above) on the Record Date for the determination of shareholders entitled to receive such rights or (in a case within (y) above) on the date the Issuer fixes the said consideration shall be adjusted in accordance with the following formula:

                   NSP  =  OSP x N + v
                                 ------
                                   N + n

          where:

          NSP and OSP have the meanings ascribed thereto in Condition 6.2 above

          N = the number of Shares outstanding (having regard to Condition 6.13 below) at the close of business in Korea (in a case within (x) above) on such Record Date or (in a case within (y) above) on the date the Issuer fixes the said consideration

          n = the number of Shares initially to be issued upon exercise of such rights at the said consideration

          v = the number of Shares which the aggregate consideration receivable by the Issuer (determined as provided in Condition 6.12) would purchase at such Current Market Price per Share specified in (x) or, as the case may be, (y) above;

     (2)  Effective Date of Adjustment

          such adjustment shall become effective (in a case falling under (x) above) immediately after the Record Date for the determination of shareholders entitled to receive such rights or (in a case falling under (y) above) immediately after the Issuer fixes the said consideration but retroactively to immediately after the Record Date mentioned above;

     (3)  Rights not taken up by Shareholders

          if, in connection with a grant, issue or offer to the holders of Shares of rights entitling them to subscribe for or purchase Shares, any Shares which are not subscribed for or purchased by the persons entitled thereto are offered to and/or subscribed by others, no further adjustment shall be required or made to the Subscription Price by reason of such offer and/or subscription.

     (4)  Issues to Employees

          For the avoidance of doubt, if any rights which would otherwise be the subject of this Condition 6.4, are issued to existing employees of the Issuer in their capacity as employees in accordance with mandatory provisions of Korean law, then such rights shall not be taken into account for the purposes of the adjustment of the Subscription Price pursuant to this Condition 6.4.

6.5. Warrants Issued to Shareholders

     If the Issuer shall grant, issue or offer to the holders of Shares warrants entitling them to subscribe for or purchase Shares:

               (x) at a consideration per Share receivable by the Issuer which is fixed on or prior to the Record Date for the determination of shareholders entitled to receive such warrants and is less than the Current Market Price per Share at such Record Date; or

               (y) at a consideration per Share receivable by the Issuer which is fixed after the Record Date mentioned above and is less than the Current Market Price per Share on the date the Issuer fixes the said consideration, then the following provisions shall apply:

     (1)  Adjustment

          the Subscription Price in effect (in a case within (x) above) on the Record Date for the determination of shareholders entitled to receive such warrants or (in a case within (y) above) on the date the Issuer fixes the said consideration shall be adjusted in accordance with the following formula:


                          NSP  =  OSP x N + v
                                        -----
                                          N + n

          where:

          NSP and OSP have the meanings ascribed thereto in Condition 6.2 above

          N = the number of Shares outstanding (having regard to Condition 6.13 below) at the close of business in Korea (in a case within (x) above) on such Record Date or (in a case within (y) above) on the date the Issuer fixes the said consideration

          n = the number of Shares initially to be issued upon exercise of such warrants at the said consideration

          v = the number of Shares which the aggregate consideration receivable by the Issuer (determined as provided in Condition 6.12) would purchase at such Current Market Price per Share specified in (x) or, as the case may be, (y) above;

     (2)  Effective Date of Adjustment

          such adjustment shall become effective (in a case falling under (x) above) immediately after the Record Date for the determination of shareholders entitled to receive such warrants or (in a case falling under (y) above) immediately after the Issuer fixes the said consideration but retroactively to immediately after the Record Date mentioned above;

     (3)  Warrants not taken up by Shareholders

          if, in connection with a grant, issue or offer to the holders of Shares of warrants entitling them to subscribe for or purchase Shares, any Shares which are not subscribed for or purchased by the persons entitled thereto are offered to and/or subscribed by others, no further adjustment shall be required or made to the Subscription Price by reason of such offer and/or subscription.

     (4)  Issues to Employees

          For the avoidance of doubt, if any warrants which would otherwise be the subject of this Condition 6.5, are issued to existing employees of the Issuer in their capacity as employees in accordance with mandatory provisions of Korean law, then such warrants shall not be taken into account for the purposes of the adjustment of the Subscription Price pursuant to this Condition 6.5.

6.6. Issues of Rights or Warrants for Convertible or Exchangeable Securities to Shareholders

     If the Issuer shall grant, issue or offer to the holders of Shares rights or warrants entitling them to subscribe for or purchase any securities convertible into or exchangeable for Shares:

     (x) at a consideration per Share receivable by the Issuer which is fixed on or prior to the Record Date mentioned below and is less than the Current Market Price per Share at such Record Date; or

     (y) at a consideration per Share receivable by the Issuer which is fixed after the Record Date mentioned below and is less than the Current Market Price per Share on the date the Issuer fixes the said consideration, then the following provisions shall apply:

     (1)  Adjustment

          the Subscription Price in effect (in a case within (x) above) on the Record Date for the determination of shareholders entitled to receive such rights or warrants or (in a case within (y) above) on the date the Issuer fixes the said consideration shall be adjusted in accordance with the following formula:


                           NSP  =  OSP x N + v
                                         -----
                                           N + n


          where:

          NSP and OSP have the meanings ascribed thereto in Condition 6.2 above

          N = the number of Shares outstanding (having regard to Condition 6.13 below) at the close of business in Korea (in a case within (x) above) on such Record Date or (in a case within (y) above) on the date the Issuer fixes the said consideration

          n = the number of Shares initially to be issued upon exercise of such rights or warrants and conversion or exchange of such convertible or exchangeable securities at the said consideration.

          v = the number of Shares which the aggregate consideration receivable by the Issuer (determined as provided in Condition
          6.12 below) would purchase at such Current Market Price per Share specified in (x) or, as the case may be, (y) above;

     (2)  Effective Date of Adjustment

          such adjustment shall become effective (in a case falling under (x) above) immediately after the Record Date for the determination of shareholders entitled to receive such rights or warrants or (in a case falling under (y) above) immediately after the Issuer fixes the said consideration but retroactively to immediately after the Record Date mentioned above;

     (3)  Rights or Warrants not taken up by Shareholders

          if, in connection with a grant, issue or offer to the holders of Shares of rights or warrants entitling them to subscribe for or purchase Shares, any Shares which are not subscribed for or purchased by the persons entitled thereto are offered to and/or subscribed by others, no further adjustment shall be required or made to the Subscription Price by reason of such offer and/or subscription.

     (4)  Issues to Employees

          For the avoidance of doubt, if any rights or warrants which would otherwise be the subject of this Condition 6.6, are issued to existing employees of the Issuer in their capacity as employees in accordance with mandatory provisions of Korean law, then such rights or warrants shall not be taken into account for the purposes of the adjustment of the Subscription Price pursuant to this Condition 6.6.

6.7. Other distributions to Shareholders

     If the Issuer shall distribute to the holders of Shares evidence of its indebtedness, shares of capital stock of the Issuer (other than Shares), assets (excluding annual cash dividends) or rights or warrants to subscribe for or purchase shares or securities (excluding those rights and warrants referred to in Conditions 6.4, 6.5 and 6.6 above), then the following provisions shall apply:

     (1)  Adjustment

          the Subscription Price in effect on the Record Date for the determination of shareholders entitled to receive such distribution shall be adjusted in accordance with the following formula:

                   NSP  =  OSP x CMP - fmv
                                 ---------
                                   CMP
          where:

          NSP and OSP have the meanings ascribed thereto in Condition 6.2 above

          CMP = the Current Market Price per Share on the Record Date for the determination of shareholders entitled to receive such distribution fmv = the fair market value (as determined by the Issuer or, if pursuant to applicable Korean law such determination is to be made by application to a court of competent jurisdiction, as determined by such court or by an appraiser appointed by such court) of the portion of the evidence of indebtedness, shares, assets, rights or warrants so distributed applicable to one Share less any consideration payable for the same by the relevant shareholder

          In making a determination of the fair market value of any such rights or warrants, the Issuer shall consult a leading independent securities Issuer or bank in Seoul selected by the Issuer and shall take fully into account the advice received from such Issuer or bank;

     (2)  Effective Date of Adjustment

          such adjustment shall become effective immediately after the Record Date for the determination of shareholders entitled to receive such distribution, provided that (a) in the case of such a distribution which must, under applicable Korean law, be submitted for approval to a general meeting of shareholders or be approved by a meeting of the Board of Directors of the Issuer before such distribution may legally be made and is so approved after the Record Date fixed for the determination of shareholders entitled to receive such distribution, such adjustment shall, immediately upon such approval being given by such meeting, become effective retroactively to immediately after such Record Date and (b) if the fair market value of the evidence of indebtedness, shares, assets, rights or warrants so distributed cannot be determined until after the Record Date fixed for the determination of shareholders entitled to receive such distribution, such adjustment shall, immediately upon such fair market value being determined, become effective retroactively to immediately after such Record Date; and

     (3)  Issues to Employees

          for the avoidance of doubt, if a portion of the rights or warrants to subscribe for or purchase shares or securities which would otherwise be subject of this Condition 6.7 is issued to and applied or subscribed for by existing employees of the Issuer in their capacity as employees in accordance with mandatory provisions of Korean law, then such portion of the rights or warrants issued and applied or subscribed for shall not be taken into account for the purposes of the adjustment of the Subscription Price pursuant hereto.

6.8. Issue of convertible or exchangeable securities

     If the Issuer shall issue any securities convertible into or exchangeable for Shares (other than the Warrants or in any of the circumstances described in Condition 6.6 above and Condition 6.10 below) and the consideration per Share receivable by the Issuer shall be less than the Current Market Price per Share on the date in Korea on which the Issuer fixes the said consideration (or, if the issue of such securities is subject to approval by a general meeting of shareholders, on the date on which the Board of Directors of the Issuer fixes the consideration to be recommended at such meeting), then the following provisions shall apply:

     (1)  Adjustment

          the Subscription Price in effect immediately prior to the date of issue of such convertible or exchangeable securities shall be adjusted in accordance with the following formula:


                   NSP  =  OSP x N + v
                                 -----
                                 N + n
          where:

          NSP and OSP have the meanings ascribed thereto in Condition 6.2 above

          N = the number of Shares outstanding (having regard to Condition 6.13 below) at the close of business in Korea on the day immediately prior to the date of such issue

          n = the number of Shares to be issued upon conversion or exchange of such convertible or exchangeable securities at the initial conversion or exchange price or rate

          v = the number of Shares which the aggregate consideration receivable by the Issuer (determined as provided in Condition
          6.12 below) would purchase at such Current Market Price per Share; and

     (2)  Effective Date of Adjustment

          such adjustment shall become effective as of the calendar day in Korea corresponding to the calendar day at the place of issue on which such convertible or exchangeable securities are issued.

     (3)  Issues to Employees

          for the avoidance of doubt, if a portion of the securities convertible into or exchangeable for Shares which would otherwise be subject of this Condition 6.8 are issued to and applied or subscribed for by existing employees of the Issuer in their capacity as employees in accordance with mandatory provisions of Korean law, then such portion of the securities convertible into or exchangeable for Shares issued and applied or subscribed for shall not be taken into account for the purposes of the adjustment of the Subscription Price pursuant hereto.

6.9. Other issues of Shares

     If the Issuer shall issue any Shares (other than Shares issued upon conversion or exchange of any convertible or exchangeable securities issued by the Issuer or upon exercise of any rights or warrants granted, offered or issued by the Issuer or in any of the circumstances described in Conditions 6.1 and 6.2 above or issued to shareholders of any Issuer which merges with the Issuer in proportion to their shareholdings in such Issuer immediately prior to such merger, upon such merger) for a consideration per Share receivable by the Issuer less than the Current Market Price per Share on the date in Korea on which the Issuer fixes the said consideration (or, if the issue of such Shares is subject to approval by a general meeting of shareholders, on the date on which the Board of Directors of the Issuer fixes the consideration to be recommended at such meeting), then the following provisions shall apply:

     (1)  Adjustment

          the Subscription Price in effect immediately prior to the date of issue of such additional Shares shall be adjusted in accordance with the following formula:

                   NSP  =  OSP x N + v
                                 -----
                                   N + n
          where:

          NSP and OSP have the meanings ascribed thereto in Condition 6.2 above

          N = the number of Shares outstanding (having regard to Condition 6.13 below) at the close of business in Korea on the day immediately prior to the date of issue of such additional Shares

          n = the number of additional Shares issued as aforesaid

          v = the number of Shares which the aggregate consideration receivable by the Issuer (determined as provided in Condition
          6.12 below) would purchase at such Current Market Price per Share; and

     (2)  Effective Date of Adjustment

          such adjustment shall become effective as of the calendar day in Korea of the issue of such additional Shares.

     (3)  Issues to Employees

          for the avoidance of doubt, if a portion of the Shares which would otherwise be the subject of this Condition 6.9 is issued to and applied or subscribed for by existing employees of the Issuer in their capacity as employees in accordance with mandatory provisions of Korean law, then such portion of the Shares issued and applied or subscribed for shall not be taken into account for the purposes of the adjustment of the Subscription Price pursuant hereto.

6.10. Issue of Rights or Warrants for Shares or Convertible or Exchangeable Securities other than to Shareholders

      If the Issuer shall grant, issue or offer rights or warrants to subscribe for or purchase Shares or securities convertible into or exchangeable for Shares (other than any rights or warrants granted, issued or offered to the holders of Shares and to and accepted by existing employees of the Issuer in their capacity as employees in accordance with the mandatory provisions of Korean law) and the consideration per Share receivable by the Issuer shall be less than the Current Market Price per Share on the date in Korea on which the Issuer fixes the said consideration (or, if the issue of such Shares is subject to approval by a general meeting of shareholders, on the date on which the Board of Directors of the Issuer fixes the consideration to be recommended at such meeting), then the following provisions shall apply:

     (1)  Adjustment
          the Subscription Price in effect immediately prior to the date of issue of such rights or warrants shall be adjusted in accordance with the following formula:


                   NSP  =  OSP x N + v
                                 -----
                                   N + n

          where:

          NSP and OSP have the meanings ascribed thereto in Condition 6.2 above

          N = the number of Shares outstanding (having regard to Condition 6.13 below) at the close of business in Korea on the day immediately prior to the date of such issue

          n = the number of Shares issued on exercise of such rights or warrants and (if applicable) conversion or exchange of such convertible or exchangeable securities at the said consideration v = the number of Shares which the aggregate consideration receivable by the Issuer (determined as provided in Condition
          6.12 below) would purchase at such Current Market Price per Share; and

     (2)  Effective Date of Adjustment

          such adjustment shall become effective as of the calendar day in Korea corresponding to the calendar day at the place of issue on which such rights or warrants are issued.

     (3)  Issues to Employees

          for the avoidance of doubt, if a portion of the rights or warrants for Shares or securities convertible into or exchangeable for Shares which would otherwise be the subject of this Condition 6.10 is issued to and applied or subscribed for by existing employees of the Issuer in their capacity as employees in accordance with mandatory provisions of Korean law, then such portion of the rights or warrants for Shares or securities convertible into or exchangeable for Shares issued and applied or subscribed for shall not be taken into account for the purposes of the adjustment of the Subscription Price pursuant hereto.

6.11. Current Market Price per Share

      For the purposes of this Condition 6, the Current Market Price per Share on any date shall be deemed to be the average of the daily closing prices of the relevant Shares for the 5 consecutive trading days commencing 20 trading days before such date. The closing price of the Shares for each trading day shall be the last reported selling price of the Shares on the Korea Stock Exchange for such day or, if no sale takes place on such day, the average of the closing bid and offered price of the Shares on the Korea Stock Exchange or, if the Shares are not listed or admitted to trading on such exchange, the average of the closing bid and offered price of Shares for such day as furnished by an independent member firm of the Korea Stock Exchange selected from time to time by the Issuer for the purpose. This Condition 6.11 shall be subject to the following provisions. For the purposes of this Condition 6.11., the term "trading day" means a day when the Korea Stock Exchange is open for business, but does not include a day when (a) no such last selling price or closing bid and offered prices is/are reported and (b) (if the Shares are not listed or admitted to trading on such exchange) no such closing bid and offered prices are furnished as aforesaid. If during the said 20 trading days or any period thereafter up to but excluding the date as of which the adjustment of the Subscription Price in question shall be effected, any event (other than the event which requires the adjustment in question) shall occur which gives rise to a separate adjustment to the Subscription Price under the provisions of this Condition 6, then the Current Market Price per Share as determined above shall be adjusted in such manner and to such extent as a leading independent securities Issuer or bank in Seoul selected by the Issuer shall in its absolute discretion deem appropriate and fair to compensate for the effect thereof.

6.12. Consideration Receivable by the Issuer

      For the purposes of any calculation of the Consideration per Share, or the aggregate consideration, receivable by the Issuer pursuant to Conditions 6.4, 6.5, 6.6, 6.8, 6.9 and 6.10 above, the following provisions shall be applicable:

      (A) in the case of the issue of Shares for cash, the consideration shall be the amount of such cash, provided that in no such case shall any deduction be made for any commissions or any expenses paid or incurred by the Issuer for any underwriting of the issue or otherwise in connection therewith;

      (B) in the case of the issue of Shares for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Issuer (and in making such determination the Issuer shall consult a leading independent securities Issuer or bank in Seoul selected by the Issuer and shall take fully into account the advice received from such Issuer or bank) or, if pursuant to applicable Korean law such determination is to be made by application to a court of competent jurisdiction, as determined by such court or an appraiser appointed by such court, irrespective of the accounting treatment thereof;

      (C) in the case of the issue (whether initially or upon the exercise of rights or warrants) of securities convertible into or exchangeable for Shares, the aggregate consideration receivable by the Issuer shall be deemed to be the consideration received by the Issuer for such securities and (if applicable) rights or warrants plus the additional consideration (if any) to be received by the Issuer upon (and assuming) the conversion or exchange of such securities at the initial conversion or exchange price or rate and (if applicable) the exercise of such rights or warrants at the initial subscription or purchase price (the consideration in each case to be determined in the same manner as provided in Condition 6.12 (A) and 6.12 (B) above) and the Consideration per Share receivable by the Issuer shall be such aggregate consideration divided by the number of Shares to be issued upon (and assuming) such conversion or exchange at the initial conversion or exchange price or rate and (if applicable) the exercise of such rights or warrants at the initial subscription or purchase;

      (D) in the case of the issue of rights or warrants to subscribe for or purchase Shares, the aggregate consideration receivable by the Issuer shall be deemed to be the consideration received by the Issuer for any such rights or warrants plus the additional consideration to be received by the Issuer upon (and assuming) the exercise of such rights or warrants at the initial subscription or purchase price (the consideration in each case to be determined in the same manner as provided in Condition 6.12 (A) and 6.12 (B) above) and the Consideration per Share receivable by the Issuer shall be such aggregate consideration divided by the number of Shares to be issued upon (and assuming) the exercise of such rights or warrants at the initial subscription or purchase price; and

      (E) if any of the consideration referred to in any of the preceding sub-Conditions of this Condition 6.12 is receivable in a currency other than Won, such consideration shall (in any case where there is a fixed rate of exchange between the Won and the relevant currency for the purposes of the issue of the Shares, the conversion or exchange of such securities or the exercise of such rights or warrants) be translated into Won for the purposes of this Condition 6.12 at such fixed rate of exchange and shall (in all other cases) be translated into Won at the market average exchange rate between Won and the relevant currency (being announcements for the cross rate through dollars if no direct exchange rate is announced) announced by Korea Financial Telecommunications & Clearings Institute for buying and selling units of the relevant currency against Won on the date as of which the said consideration is required to be calculated as aforesaid.

6.13. Cumulative Adjustments

      If, at the time of computing an adjustment (the "later adjustment") of the Subscription Price pursuant to any of Conditions 6.2, 6.4, 6.5, 6.6, 6.8,
      6.9 and 6.10 above, the Subscription Price already incorporates an adjustment made (or taken or to be taken into account pursuant to the proviso to Condition 6.14 below) to reflect an issue of Shares or of securities convertible into or exchangeable for Shares or of rights or warrants to subscribe for or purchase Shares or securities, to the extent that the number of such Shares taken into account for the purposes of calculating such adjustment exceeds the number of such Shares in issue at the time relevant for ascertaining the number of outstanding Shares for the purposes of computing the later adjustment, such Shares shall be deemed to be outstanding for the purpose of making such computation.

6.14. Minor Adjustments

      No adjustment of the Subscription Price shall be required unless such adjustment would require an increase or decrease in such price of at least Won 100; PROVIDED that any adjustment which by reason of this Condition
      6.14 is not required to be made shall be carried forward and taken into account (as if such adjustment had been made at the time when it would have been made but for the provisions of this Condition 6.14) in any subsequent adjustment. All calculations under this Condition 6 shall be made to the nearest Won with half or more of a Won to be considered one Won.

6.15. Minimum Subscription Price

      Notwithstanding the provisions of this sub-Condition, the Subscription Price shall not be reduced to less than the par value of the Common Shares (Won 500 at the date hereof) as a result of any adjustment made hereunder, unless the legal requirements then in effect have been met such that the Warrants may be exercised at such reduced Subscription Price into legally issued, fully-paid and non-assessable Common Shares.

6.16. Reference to "fixed"

      Any reference herein to the date on which a consideration is "fixed" shall, where the consideration is originally expressed by reference to a formula which cannot be expressed as an actual cash amount until a later date, be construed as a reference to the first day on which such actual cash amount can be ascertained.


7.    COVENANTS IN RELATION TO THE SUBSCRIPTION RIGHT

      So long as any of the Warrants remains unexercised, the Issuer will:

7.1.  Availability of Common Shares

      keep available, free from pre-emptive or other rights, out of its authorized but unissued Common Shares such number of Common Shares as would be required to be issued upon exercise of all the Warrants from time to time remaining unexercised and to satisfy in full all other rights of conversion into or exchange or subscription for Common Shares and shall ensure that all Common Shares delivered upon exercise of Warrants pursuant to these Terms and Conditions will be duly and validly issued as fully-paid and non-assessable;

7.2.  Closure of Register

      not close its register of shareholders or take any other action which prevents the transfer of its Shares generally unless, under Korean law as then in effect, the Warrants may be exercised legally and the Common Shares issued upon exercise may (subject to any limitation imposed by law) be transferred (as between transferor and transferee although not as against the Issuer) at all times during the periods of such closure or while such other action is effective, nor take any action which prevents the exercise of the Warrants or the issue of Common Shares in respect thereof;

7.3.  Dividend Accrual Period

      not change its Dividend Accrual Period or change the Record Date for the payment of any dividend unless and until such amendments to these Terms and Conditions shall have been made pursuant to the provisions of these Terms and Conditions and notice of such changes and amendments has been given to the Warrantholders in accordance with Condition 10 (such notice to be given not later than 14 days prior to the proposed change in such Dividend Accrual Period or Record Date, as the case may be, taking effect and to be in a form approved by the Required Holders).

      As used in this Terms and Conditions, "Required Holder(s)" shall mean at any time the holder(s) of the Warrants holding in aggregate of more than
      66.66 per cent. in principal amount of the Warrants then outstanding;

7.4.  Minimum Subscription Price
      not take any action which would result in any adjustment of the Subscription Price if, after giving effect thereto, the Subscription Price would be decreased to such an extent that the Common Shares to be issued on exercise of any Warrant could not, under any applicable law then in effect, be legally issued, fully-paid and non-assessable;

7.5.  Listing of Common Shares

      obtain and maintain a listing on the Korea Stock Exchange for all the issued Common Shares;

7.6.  Equity Securities

      procure that no securities of the Issuer are, without the consent of the Required Holders, converted into or exchanged for Shares, and that no rights or warrants to subscribe for or purchase Shares are created, otherwise in each case than in accordance with the terms of issue thereof (except to the extent that such terms are amended as a result of any change in Korean law or regulations);

7.7.  Other Classes of Share Capital

      not create or issue any class of share capital other than Common Shares or non-voting preferred shares authorized at the date of these Terms and Conditions without giving to the Warrantholders notice in accordance with Condition 10 prior to the relevant record date for the determination of shareholders entitled to vote at the general meeting of shareholders at which an amendment to the Issuer's Articles of Incorporation to enable the Issuer to create such class of share capital is to be voted upon;

7.8.  Take-over

      if any offer is made to all holders of Shares (or such holders other than the offeror and/or any Issuer controlled by the offeror and/or persons associated or acting in concert with the offeror) to acquire all or a portion of the Shares and such offer comes to the knowledge of the Issuer, give immediate notice in accordance with Condition 10 of such offer to the Warrantholders;

7.9.  Merger etc.

      if it is a party to any transaction such as consolidation, amalgamation or merger with any other corporation in which the Issuer is not the continuing corporation, use its best endeavors to obtain all consents which may be necessary or appropriate under Korean law to enable the continuing corporation to give effect to the subscription right of the Warrantholders;

7.10. Notice of Adjustment Events

      give a notice to the Warrantholders within 5 business days if:

      (A) the Issuer shall authorize the granting, issue or offer to the holders of Shares of rights or warrants to subscribe for or purchase either any Shares or any securities convertible into or exchangeable for Shares; or

      (B) the Issuer shall declare a dividend in or make any other distribution on, or pay or make any cash or other distribution in respect of, Shares, other than an annual cash dividend, or shall authorize the granting, issue or offer to the holders of Shares of rights or warrants to subscribe for or purchase any shares or securities other than Shares or any securities convertible into or exchangeable for Shares; or

      (C) the Issuer shall authorize the issue of any securities convertible into or exchangeable for Shares or rights or warrants to subscribe for or purchase Shares or securities (other than those referred to in Condition 7.10(A) or 7.10(B) above) which will, or shall authorize the issue of any Shares which will, (or, if in any such case a relevant consideration or offering price fixed by the Board of Directors of the Issuer to be recommended at a relevant general meeting of shareholders is adopted, will) upon issue give rise to any adjustment to the Subscription Price pursuant to Condition 6; or

      (D) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer.

7.11. Notice to Refer to Adjustment of Subscription Price

      ensure that, if the event referred to in the notice required pursuant to Condition 7.10 would result in an adjustment to the Subscription Price, such notice shall also state the Subscription Price in effect at the time such notice is required to be given and the Subscription Price which will result after giving effect to such event or, if such adjusted Subscription Price is not then determinable, the fact that an adjustment in the Subscription Price may result. The Issuer will also ensure that, without prejudice to the provisions of Condition 7.4, if, after giving effect to the event covered by any such notice and to any adjustment in the Subscription Price, the Common Shares could not or might not, under applicable law then in effect, be legally issued upon exercise of Warrants as fully-paid and non-assessable, any such notice shall also state such fact and the extent to which, by reason of such provisions, effect will not be given to such adjustment; and

7.12. Notice of Adjustment of Subscription Price

      If there shall be any adjustment to the Subscription Price, (1) as soon as practicable notify the Warrantholders of particulars of the events giving rise to the adjustment, the Subscription Price after such adjustment, the date on which such adjustment takes effect and such other particulars and information as any Warrantholder may require and (2) promptly after the date upon which such adjustment takes effect, give notice to the Warrantholders stating that the Subscription Price has been adjusted and setting forth the Subscription Price in effect prior to such adjustment, the adjusted Subscription Price and the effective date of such adjustment; provided that where a notice has been given pursuant to Condition 7.11 correctly stating any information required to be given pursuant to this Condition 7.12, then such notice shall, as to such information, satisfy the requirements of this Condition.


8.    PURCHASE OF WARRANTS

      The Issuer may at any time purchase Warrants at any price in the open market or otherwise. The Issuer may, at its option, retain such purchased Warrants for its own account and/or resell or cancel or otherwise deal with them at its discretion. No Warrant which has been exercised, or purchased and cancelled, may be re-issued.


9.    REPLACEMENT OF CERTIFICATES

      If any of the Certificates are mutilated, defaced, destroyed, stolen or lost, they may be replaced at the specified office of the Issuer upon payment by the claimant of such costs as may be incurred in connection therewith and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Certificates must be surrendered before replacements will be issued.


10.   NOTICES

      Any communication under these Terms and Conditions shall be in English and made by reputable express courier service, or by fax. All such communications to a Warrantholder shall be made to the address as set forth with respect to such Warrantholder in the Register of the Warrantholders.

11.   GOVERNING LAW AND JURISDICTION

      The Warrants are governed by, and shall be construed, in accordance with the laws of Korea. The Issuer irrevocably consents and agrees that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter arising out of or in connection with these Terms and Conditions or the transaction contemplated hereby may be brought in the courts of Korea.

                                                                      SCHEDULE 1

                         FORM OF CERTIFICATE OF WARRANTS

         Identifying
         Number:

                             SHINSUNG ENG CO., LTD.
         (INCORPORATED IN THE REPUBLIC OF KOREA WITH LIMITED LIABILITY)

        WARRANTS TO SUBSCRIBE FOR COMMON SHARES OF SHINSUNG ENG CO., LTD.

Principal Amount of Warrants: _______________________
Name of Warrantholder: _________________________

The Warrants in respect of which this Certificate is issued, the identifying numbers of which are noted above, are in registered form and form part of the duly authorized issue of 2,171 warrants (the "Warrants") to subscribe in aggregate up to Won 12,374,700,000 for common shares (the "Common Shares") of Shinsung Eng Co., Ltd. (the "Issuer") and constituted by the terms and conditions (the "Terms and Conditions") attached hereto.

The Issuer hereby certifies that ______________________ is, at the date hereof, entered in the Register of Warrantholders as the holder of Warrants in the principal amount of Won 12,374,700,000 and the person who appears at the relevant time on this Certificate and on the Register of Warrantholders as holder of the Warrants in respect of which this Certificate is issued is entitled, upon and subject to the Terms and Conditions, at any time on or after __________, ____ until the expiry of the Subscription Period (as defined in Condition 2(b)), to subscribe Won 12,374,700,000 for Common Shares of the Issuer.

The Certificate is evidence of entitlement only. Title to the Warrants passes only on due registration in the Register of Warrantholders, entering the name of the transferee in the newly issued Certificate and delivery of such new Certificate to the transferee, and only the duly registered holder is entitled to exercise the Warrants in respect of which the new Certificate is issued.

The Certificate is governed by, and shall be construed in accordance with, the laws of Korea.

Issued as of __________, 2000


SHINSUNG ENG CO., LTD.



-------------------------------
Name :
Title: Representative Director

                       THE SPECIFIED OFFICE OF THE ISSUER

          8th Floor, Shin Sung Eng Building, #327, Dangsan-dong, 6-ga,
                      Yeongdeungpo-gu, Seoul 150-046, Korea

             (Terms and Conditions of the Warrants will be attached)

                                                                      SCHEDULE 2
                                FORM OF TRANSFER

FOR VALUE RECEIVED the undersigned hereby transfers to

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF TRANSFEREE)

Won 12,374,700,000 principal amount of the Warrants in respect of which this/these Certificate(s) is/are issued, and all rights in respect thereof.

All payments in respect of the Warrants hereby transferred are to be made (unless otherwise instructed by the transferee) to the following account:

Name of bank:

U.S. dollar account number:

For the account of:

Dated:
Certifying Signature
Name:

---------------
Notes:

            (i) The signature of the persons effecting a transfer shall conform to any list of duly authorized specimen signatures supplied by the registered holder or be certified by a recognized bank, notary public or in such other manner as the Issuer may require.

            (ii) This form of transfer should be dated as of the date it is dispatched to the Issuer.

                                                                      SCHEDULE 3

                             FORM OF EXERCISE NOTICE


                             SHINSUNG ENG CO., LTD.
             US$10,855,000 ZERO COUPON BONDS DUE 2010 WITH WARRANTS
            TO SUBSCRIBE FOR COMMON SHARES OF SHINSUNG ENG CO., LTD.

                                 EXERCISE NOTICE

      (Please read the Notes in the overleaf before completing this Notice)

                  Name:
                  Date:
                  Address:


                  Signature:


To:   SHINSUNG ENG CO., LTD. (the "Issuer")

I/We, being the holder(s) of the Warrant(s) specified below, hereby elect to exercise such Warrant(s) to subscribe for common shares of the Issuer ("Shares") in accordance with the Terms and Conditions of the Warrants.

1.    Total number and of Warrant(s) to be exercised:-

      Identifying Number(s) of Warrant(s): _______________

      Total principal amount of Warrant(s) to be exercised: Won _________


N.B. IF NECESSARY, A LIST OF THE CERTIFICATE NUMBERS OF THE WARRANTS CAN BE ATTACHED SEPARATELY.

2. The person by whom, or by whose direction, the payment of the subscription money of

      Won _______________ in respect of the above-mentioned Warrant(s) (i.e., Won ___________ for each of such Warrants) was/is being/will be* made is:-

      Name:

      Address:

      Such payment was/is being/will be* made in Seoul in immediately available funds in Won on ______________

      *Delete whichever is inapplicable.

3. Name and address and (if required) investment registration card number of the person in whose name the Shares required to be delivered on exercise are to be registered:-

      Name:

      Address:

      Investment Registration Card Number (SEE NOTE 3 OVERLEAF)



4. I/We hereby request that the certificate(s) for the Shares (together with any other securities, property or cash) required to be delivered upon exercise be delivered as follows:

      Shares are to be credited to the account of my/our Custodian in the Korea Securities Depository ("KSD") as set forth below:

      Name:

      KSD Account:




N.B.

(I) THIS EXERCISE NOTICE WILL BE VOID UNLESS SECTIONS 1, 2, 3 AND 4 ARE DULY COMPLETED.

(II) YOUR ATTENTION IS DRAWN TO THE TERMS AND CONDITIONS OF THE WARRANTS WITH RESPECT TO THE CONDITIONS PRECEDENT WHICH MUST BE FULFILLED BEFORE THE WARRANTS SPECIFIED ABOVE WILL BE TREATED AS EFFECTIVELY DEPOSITED FOR EXERCISE.

(III) IMPORTANT. IN ORDER TO AVOID ANY DELAY IN THE EXERCISE OF YOUR WARRANTS BECOMING EFFECTIVE, PLEASE ENSURE THAT THE FOLLOWING INSTRUCTIONS REGARDING PAYMENT OF THE SUBSCRIPTION MONEY PAYABLE ON EXERCISE ARE COMPLIED WITH:-

      (A) PAYMENT MUST BE MADE IN WON (AT THE RATE OF WON _______ PER WARRANT EXERCISED).

      (B)   PAYMENT MUST BE MADE TO:-

            [    ] AS THE ISSUER'S PAYMENT HANDLING BANK FOR CREDIT TO:-

                  "SHINSUNG ENG CO., LTD. 2000 WARRANT ACCOUNT" (ACCOUNT NUMBER "[ ] BW")

      (C) PAYMENT MUST REACH THE PAYMENT HANDLING BANK FREE OF ALL FOREIGN EXCHANGE COMMISSIONS, REMITTANCE CHARGES OR OTHER DEDUCTIONS.

      (D) THE PAYMENT ADVICE ADDRESSED TO THE PAYMENT HANDLING BANK SHOULD SPECIFY:-

            (1)   THE ACCOUNT AND A/C NUMBER SPECIFIED IN (B) ABOVE;

            (2) THE NAME OF THE PERSON SIGNING THIS EXERCISE NOTICE (IF DIFFERENT FROM THE PERSON BY WHOM, OR BY WHOSE DIRECTION, PAYMENT IS MADE); AND

            (3)   THE SERIAL NUMBER(S) OF THE EXERCISED WARRANT(S).

      (E) NON-RESIDENTS OF KOREA MAY HAVE TO PRODUCE A "FOREIGN EXCHANGE CERTIFICATE IN RESPECT OF WARRANTS DEPOSITED" TO A BANK IN KOREA WHEN PURCHASING KOREAN WON AS SUBSCRIPTION MONEY FOR PAYMENT TO THE PAYMENT HANDLING BANK. SUCH CERTIFICATES ARE AVAILABLE FROM THE ISSUER.

         Date:                                    Signature(s)


                                                  Print Name(s)

NOTES:

1. If a retroactive adjustment contemplated by the Terms and Conditions of the Warrants is required in respect of an exercise of Warrants, certificates for the additional Shares issuable pursuant to such retroactive adjustment (together with any other securities, property or cash) will be delivered or dispatched in the same manner as the Shares, other securities, property and cash previously issued pursuant to the relevant Exercise Notice.

2. An exercising Warrantholder who is not resident in Korea may appoint an agent in Korea by means of a general power of attorney. The agent acts on behalf of the registered shareholder in the exercise of shareholders' rights and duties and under current Korean regulations must be a Issuer authorized to act as an agent for foreign investors. The regulations applicable to foreign investment are subject to change, and it is recommended that Warrantholders consult with their legal advisers on the Korean regulations applicable to them from time to time.

3. Under current Korean law an exercising Warrantholder who is a foreigner (as defined in the regulations of the Financial Supervisory Service of Korea) must, if such exercising Warrantholder has not so registered, register with the Financial Supervisory Commission as a foreign investor before the acquisition of the Shares through exercise of the Warrants and report his acquisition of Shares or other shares of the Issuer to the Governor of the Financial Supervisory Service in Korea.

4. A exercising Warrantholder who is not resident in Korea must also file a mailing address in Korea with the agent.

                                    Exhibit C




                         FORM OF CERTIFICATE OF OFFICER
                            OF SHINSUNG ENG CO., LTD.



I, _________________ hereby certify pursuant to Section 6(3) of the Subscription Agreement, dated as of __________, 2000 (the "Agreement"), by and between Shinsung Eng Co., Ltd. (the "Issuer") and PRI Automation Inc., that I am the duly elected, qualified and acting authorized officer of the Issuer, and hereby certify further that:



1. Attached hereto as Exhibit A is a true and correct copy of the Articles of Incorporation of the Issuer, as in effect on the date hereof;



2. Attached hereto as Exhibit B is a true and correct copy of the Commercial Registry extracts regarding the Issuer, as in effect on the hereof;



3. Attached hereto as Exhibit C are true and correct copies of the resolutions of the Board of Directors of the Issuer duly held on November __, 2000 to authorize the execution, delivery and performance of the transactions contemplated by the Agreement, which resolutions remain in full force and effect on the date hereof; and



4. Attached hereto as Exhibit D is a true and correct copy of the report to a designated foreign exchange bank of Korea with respect to the issuance of the Bonds with Warrants (the "REPORT") which Report has been duly accepted by the designated foreign exchange bank in accordance with the Foreign Exchange Transaction Law of Korea and is in full force and effect on the date hereof.

Capitalized terms not otherwise defined herein shall have the same meanings as specified in the Agreement.



IN WITNESS WHEREOF, I have signed this Certificate on this __th day of __________, 2000.





                                     Shinsung Eng Co., Ltd.





                                     ----------------------------
                                     Name:
                                     Title: